UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – May 17, 2017

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 17, 2017, Extended Stay America, Inc. (“Extended Stay”) held its 2017 Annual Meeting of Shareholders (the “Extended Stay Annual Meeting”). At the Extended Stay Annual Meeting, shareholders voted on the matters disclosed in Extended Stay’s Proxy Statement filed with the Securities and Exchange Commission on April 14, 2017 (the “Extended Stay Proxy Statement”). The final voting results for the matters submitted to a vote of shareholders were as follows:

Item 1 – Election of Directors

At the Extended Stay Annual Meeting, Extended Stay’s shareholders elected the persons listed below as directors to hold office until the 2018 annual meeting of shareholders or until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes

Douglas G. Geoga	162,915,338	4,962,702	5,261,573

Kapila K. Anand	165,942,267	1,935,773	5,261,573

Gerardo I. Lopez	165,891,322	1,986,718	5,261,573

Thomas F. O’Toole	167,739,773	138,267	5,261,573

Richard F. Wallman	157,618,234	10,259,806	5,261,573

Michael A. Barr	140,104,969	27,773,071	5,261,573

William J. Stein	165,077,838	2,800,202	5,261,573

Item 2 – Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm

Extended Stay’s shareholders ratified the appointment of Deloitte & Touche LLP as Extended Stay’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Votes For	Votes Against	Abstentions	Broker Non-Votes

172,981,673	147,114	10,826	—

Item 3 – Advisory Vote on Executive Compensation

Extended Stay’s shareholders approved, on an advisory basis, the compensation paid to Extended Stay’s named executive officers as disclosed in the Extended Stay Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes

107,476,150	60,370,484	31,406	5,261,573

On May 17, 2017, ESH Hospitality, Inc. (“ESH REIT”) held its 2017 Annual Meeting of Shareholders (the “ESH REIT Annual Meeting”). At the ESH REIT Annual Meeting, shareholders voted on the matters disclosed in ESH REIT’s Proxy Statement filed with the Securities and Exchange Commission on April 14, 2017 (the “ESH REIT Proxy Statement”). The final voting results for the matters submitted to a vote of shareholders were as follows:

Item 1 – Election of Directors

At the ESH REIT Annual Meeting, ESH REIT’s shareholders elected the persons listed below as directors to hold office until the 2018 annual meeting of shareholders or until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes

Douglas G. Geoga	401,893,640	4,271,092	5,522,625

Kapila K. Anand	406,076,211	88,521	5,522,625

Neil Brown	406,076,107	88,625	5,522,625

Gerardo I. Lopez	404,549,756	1,614,976	5,522,625

Steven Kent	406,076,107	88,625	5,522,625

Lisa Palmer	403,582,896	2,581,836	5,522,625

Adam M. Burinescu	380,043,401	26,121,331	5,522,625

Item 2 – Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm

ESH REIT’s shareholders ratified the appointment of Deloitte & Touche LLP as ESH REIT’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Votes For	Votes Against	Abstentions	Broker Non-Votes

411,519,719	147,547	20,091	—

Item 3 – Advisory Vote on Executive Compensation

ESH REIT’s shareholders approved, on an advisory basis, the compensation paid to ESH REIT’s named executive officers as disclosed in the ESH REIT Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
385,611,819	20,523,954	28,959	5,522,625

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: May 17, 2017	By:	/s/ John R. Dent
		Name:	John R. Dent
		Title:	General Counsel

ESH HOSPITALITY, INC.

Date: May 17, 2017	By:	/s/ John R. Dent
		Name:	John R. Dent
		Title:	General Counsel